UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event
reported): June 30, 2004

Ebix, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Golf Road, Schaumburg, Illinois 60173

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (847) 789-3047

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

KPMG LLP (“KPMG”) resigned as the independent auditors of Ebix, Inc. (the “Company”) on June 30, 2004, and on such date, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the engagement of BDO Seidman, LLP (“BDO”) as the Company’s independent auditors for the year ending December 31, 2004. The approval of the engagement of BDO followed the Audit Committee’s review of the qualifications and proposed audit scope and fees of KPMG, the then current auditors of the Company, and BDO.

KPMG’s audit reports on the Company’s consolidated financial statements for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that, “ As discussed in Note 1 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, on January 1, 2002.”

During the years ended December 31, 2003 and 2002 and the subsequent interim period through June 30, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years.

During the years ended December 31, 2003 and 2002 and the subsequent interim period through June 30, 2004, there were no “reportable events” as defined in Item 304 (a)(1)(v) of Regulation S-K, except that, in connection with the audit of the consolidated financial statements for the year ended December 31, 2003, KPMG advised the Company and the Audit Committee of reportable conditions with respect to the Company’s internal controls relating to, among other things, personnel and their roles and responsibilities.  The Audit Committee was informed by KPMG of such control deficiencies and discussed them with KPMG, and the Company has authorized KPMG to respond fully to the inquiries of BDO concerning such matters.

The Company has provided KPMG with a copy of the foregoing statements.  Attached as Exhibit 16.1 is a copy of KPMG’s letter dated July 7, 2004 indicating whether it agrees with such statements.

During the years ended December 31, 2003 and 2002 and through the date of this Form 8-K, the Company did not consult BDO with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or the “reportable event” described above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated July 7, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Richard J. Baum
Richard J. Baum
Executive Vice President- Finance & Administration, Chief Financial Officer and Secretary

Dated: July 7, 2004

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated July 7, 2004.